EXHIBIT 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the      day of             , 2012 (the “Effective Date”), by and among OBJET LTD., formerly known as Objet Geometries Ltd., a company incorporated under the laws of the State of Israel, with an address at 2 Holtzman Street, 76124 Rehovot, Israel (the “Company”), and the shareholders of the Company whose name and address is listed on Schedule 1 attached hereto (each, a “Holder” and collectively with any other persons or entities that may acquire Registrable Securities (as hereinafter defined) and to which related registration rights are assigned pursuant to Section 9 hereof, the “Holders”).

RECITALS

WHEREAS, the Company and certain of its shareholders, holding preferred shares, par value NIS 0.01 each, of the Company (“Preferred Shares”), are parties to certain Registration Rights Agreements, dated May 1999, December 12, 1999, May 21, 2000 as supplemented on August 7, 2000, July 10, 2001 and December 2002 (the “Prior Agreements”);

WHEREAS, in addition, the Company wishes to allow that all Holders of Preferred Shares as of immediately prior to the Effective Date and those shareholders holding Ordinary Shares (as hereinafter defined) as of immediately prior to the Effective Date, irrespective of whether or not they were parties or beneficiaries of the Prior Agreements, shall hold registration rights subject to the terms hereof, subject to their countersignature hereof;

WHEREAS, the parties wish to set provisions governing the registration of the Company’s securities held by the Holders, in accordance with the terms set forth herein, which terms shall replace and restate in their entirety the Prior Agreements;

WHEREAS, the Holders of Preferred Shares party to the Prior Agreements hereby acknowledge, by executing this Agreement, that the Prior Agreements are terminated and that they shall have no further rights or obligations under the Prior Agreements, and agree to treat the Prior Agreements as terminated as of the Effective Date, regardless of whether each and every other party to the Prior Agreements has executed this Agreement; and

WHEREAS, the Recitals to this Agreement form an integral part of the agreements and understandings among the parties reflected herein.

NOW, THEREFORE, in consideration of the mutual agreements, covenants and other promises set forth herein, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

1.             DEFINITIONS.  As used in this Agreement, the following capitalized terms shall have the following respective meanings:

1.1.          “Board” means the Board of Directors of the Company.

1.2.          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.3.          “Form F-3” means such form (or Form S-3, as the case may be) under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC, which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.4.          “Holder(s)” has the meaning set forth in the preamble to this Agreement and includes the successors and assigns (solely in accordance with Section 9 of this Agreement) thereof, in each case, so long as such Holder holds of record Registrable Securities.

1.5.          “Initiating Holders” means Holders making a request for registration of their Registrable Securities pursuant to any of Sections 2.1, 2.2 or 2.3.

1.6.          “Original Registrable Securities” means the Registrable Securities outstanding on the date hereof, excluding any Registrable Securities that cease to be Registrable Securities after the date hereof for any reason whatsoever and excluding Registrable Securities that are transferred without an assignment of registration rights under Section 9 hereunder.

1.7.          “Ordinary Shares” means the Company’s ordinary shares, par value NIS 0.01.

1.8.          “Preferred Shares” has the meaning set forth in the Recitals hereto.

1.9.          “Prospectus” means the prospectus included in a registration statement filed with the SEC pursuant to this Agreement, as amended or supplemented by any prospectus supplement and by all other amendments thereto and all material incorporated by reference in such prospectus.

1.10.        “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

1.11.        “Registrable Securities” means (i) the Ordinary Shares held by the Holders on the date hereof, (ii) Ordinary Shares issued or issuable upon conversion of any Preferred Shares held by the Holders on the date hereof, and (iii) any and all Ordinary Shares (or any series thereof) or other share capital of the Company (however designated), that are issued or issuable with respect to the securities described in clauses (i) and (ii) after the date hereof by way of bonus shares, share split, share dividend, recapitalization, merger, reclassification, consolidation, exchange or other reorganization or similar event or series of events; in each case, until their effective registration under the Securities Act and their resale in accordance with the registration statement in which such Registrable Securities are included, provided however, that at such time as the remaining Registrable Securities held by a Holder become eligible for sale under Rule 144 under the Securities Act within a period of 90 days thereafter, then all such securities shall no longer be deemed to be “Registrable Securities”.

1.12.        “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, filing and listing fees, all fees and expenses of complying with securities or blue sky laws, all fees and expenses of listing the Registrable Securities being registered on any securities exchange, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “comfort” letters required by or incidental to such performance and compliance, the reasonable fees and disbursements of any one counsel retained by the Holders of Registrable Securities and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, attributable to securities sold by the Holders of Registrable Securities, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

1.13.        “SEC” means the United States Securities and Exchange Commission.

1.14.        “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.             DEMAND REGISTRATION.

2.1.          Request for Initial Demand Registration. Subject to the conditions of this Section 2, at any time after the date of the Company’s initial underwritten public offering, if the Company shall receive a written request from Initiating Holders owning at least a majority of the Original Registrable Securities outstanding on the date hereof that the Company file a registration statement registering the resale by the Holders thereof of Registrable Securities constituting at least a majority of the Original Registrable Securities, then the Company shall, within thirty (30) days of the delivery of such written request by the Initiating Holders, give written notice of such request to all Holders, and subject to the limitations of this Section 2, use its reasonable efforts to file with the SEC, as promptly as reasonably practicable, a registration statement under the Securities Act covering the resale of the Registrable Securities specified in the Initiating Holders’ request, together with the Registrable Securities of any Holder(s) joining in such request as are specified in a written request received by the Company within twenty (20) days after the delivery by the Company of written notice of the registration request to all Holders (such registration statement, together with the additional registration statement described in Section 2.2 below, each a “Demand Registration Statement”).  The Company shall use its reasonable efforts to cause the initial Demand Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof and to keep such Demand Registration Statement effective under the Securities Act for the time period set forth in Section 4.1 below.

2.2.          Request for Subsequent Demand Registration. Subject to the conditions of this Section 2, at any time after the first anniversary of the date on which the initial Demand Registration Statement is declared effective, if the Company shall receive a written request from Initiating Holders owning at least a majority of the Registrable Securities outstanding at the time of such request, that the Company file an additional Demand Registration Statement registering the resale by such Initiating Holders of Registrable Securities, then the Company shall, within thirty (30) days of the delivery of such written request by such Initiating Holders, give written notice of such request to all Holders, and subject to the limitations of this Section 2, use its reasonable efforts to file with the SEC, as promptly as reasonably practicable, a Demand Registration Statement under the Securities Act covering the resale of the Registrable Securities specified in the Initiating Holders’ request, together with the Registrable Securities of any Holder(s) joining in such request as are specified in a written request received by the Company within twenty (20) days after the delivery by the Company of written notice of the registration request to all Holders.  The Company shall use its reasonable efforts to cause such additional Demand Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof and to keep such Demand Registration Statement effective under the Securities Act for the time period set forth in Section 4.1 below.

2.3.          Shelf Registration.  Subject to the conditions of this Section 2, at any time after the one year anniversary of the Company’s initial underwritten public offering, if the Company shall receive a written request from Initiating Holders owning at least a majority of the Registrable Securities outstanding at the time of such request, that the Company file a registration statement on Form F-3 (or any successor form thereto) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act registering the resale from time to time of Registrable Securities, then the Company shall, within thirty (30) days of the delivery of such written request, give written notice of such request to all Holders, and subject to the limitations of this Section 2, use its reasonable efforts to file with the SEC, as promptly as reasonably practicable, a registration statement under the Securities Act covering the resale of the Registrable Securities specified in such request, together with the Registrable Securities of any Holder(s) joining in such request as are specified in a written request received by the Company within twenty (20) days after the delivery by the Company of written notice of the registration request to all Holders (the “Shelf Registration Statement”).  The Company shall use its reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the Initiating Holders’ request in accordance with this Section 2.3 and to keep such Shelf Registration Statement continuously effective under the Securities Act for the time period set forth in Section 4.1 below.

2.4.          Underwritten Offering. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, then the Initiating Holders shall inform the Company in writing of their intention to do so, and the intended plan of distribution with respect thereto, and the Company shall select an underwriter (in accordance with the provisions of Section 6.2), and all of such information shall be included in the written notice provided by the Company to all other Holders pursuant to Sections 2.1, 2.2 or 2.3, as appropriate.  Notwithstanding any other provision of this Section 2, if the offering is effected by means of an underwriting and the underwriter advises the Company that marketing factors require a limitation of the number of Registrable Securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of Ordinary Shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities so requesting to be registered on a pro rata basis, based on the number of Registrable Securities then held by all such Holders.  Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

2.5.          Suspension.

2.5.1.       In addition to any suspension rights under Section 2.5.2 below, upon the happening of any pending corporate development, public filing with the SEC or similar event, that, in the judgment of the Company’s Board, renders it advisable to suspend the use of the Prospectus or upon the request by an underwriter in connection with an underwritten public offering of the Company’s securities, the Company may suspend use of the Prospectus, on written notice to each Holder (which notice will not be required to disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), in which case each Holder shall discontinue disposition of Registrable Securities covered by the registration statement or Prospectus until copies of a supplemented or amended Prospectus are distributed to the Holders or until the Holders are advised in writing by the Company that sales of Registrable Securities under the applicable Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  The suspension and notice thereof described in this Section 2.5.1 shall be held by each Holder in strictest confidence and shall not be disclosed by such Holder.

2.5.2.       In the event of: (i) any request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related Prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (iv) any event or circumstance which necessitates the making of any changes in the registration statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Holders (the “Suspension Notice”) to the effect of the foregoing (which notice will not be required to disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, the Holders will discontinue disposition of Registrable Securities covered by the registration statement or Prospectus (a “Suspension”) until the Holders’ receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until the Holders are advised in writing by the Company that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Holders.  The Suspension and Suspension Notice described in this Section 2.5.2 shall be held by each Holder in strictest confidence and shall not be disclosed by such Holder.

2.6.          Exclusions. The Company shall not be required to (but may, at its sole discretion) effect a registration pursuant to this Section 2 (without limiting any other provisions of this Section 2 to that effect):

2.6.1.       After the Company has effected two (2) Demand Registration Statements and/or Shelf Registration Statements, and such registrations have been declared or ordered effective;

2.6.2.       In the case of a request for the filing of a Shelf Registration Statement pursuant to Section 2.3, if Form F-3 is not available for a delayed or continuous offering by the Holders;

2.6.3.       During the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of, a registration statement pertaining to the Company’s securities (but other than a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to SEC Rule 145 transaction on Form F-4 or similar forms that may be promulgated in the future);

2.6.4.       If within ten (10) days of receipt of a written request from Initiating Holders pursuant to Sections 2.1, 2.2 or 2.3, the Company gives notice to the Initiating Holders of the Company’s good faith intention to file a registration statement for a public offering for a sale of the Company’s shares for its own account within sixty (60) days, provided that the Company actually files such registration statement within such sixty (60) days and makes reasonable good faith efforts to cause such registration statement to become effective;

2.6.5.       For a Holder if a registration statement filed pursuant to Section 3 herein is then effective and is available to such Holder for the resale of Registrable Securities;

2.6.6.       If the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2, an officer’s certificate signed by order of the Board stating that in the good faith judgment of the Board, (i) such registration may interfere with or affect the negotiation or completion of any material transaction or other material event that is being contemplated by the Company (whether or not final decision has been made to undertake such transaction at the time the right to delay is exercised), (ii) such registration involves initial or continuing disclosure obligations that impose on the Company a significant burden to which it would not otherwise be subject in the absence of such registration, or (iii) it would be otherwise seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, and in each of the events described in (i) and (iii) the Company shall have the right to defer such filing for a period of not more than ninety (90) days after such officer’s certificate; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period; or

2.6.7.       Unless the aggregate market value of the Registrable Securities that the Initiating Holders request be included in a Demand Registration Statement or Shelf Registration Statement exceeds $5 million, in the case of a Demand Registration Statement, or $2 million, in the case of a Shelf Registration Statement.  For purposes hereof, the aggregate market value shall be determined based on the average closing price of the Ordinary Shares on the NASDAQ Global Market (or such successor, primary securities exchange or quotation system on which the Ordinary Shares may be listed or quoted from time to time) on the five (5) trading days immediately prior to the date on which the registration request is received by the Company from the Initiating Holders pursuant to Sections 2.1, 2.2 or 2.3 (as appropriate).

2.7           Acknowledgment re: Demand Registration Under Prior Agreements. The parties hereby agree and acknowledge that the “Initiating Holders” under the Prior Agreements (i.e., the holders of the majority of the “Registrable Securities” as defined in each of the Prior Agreements, the transferees of the “Registrable Securities” previously held by Scitex Corporation Ltd. and the transferees of the “Registrable Securities” previously held by TDF Management Pte. Ltd., as applicable with respect to each of the Prior Agreements) are the Initiating Holders hereunder and that notwithstanding anything to the contrary in the Prior Agreements or otherwise, such “Initiating Holders” under the Prior Agreements shall not be entitled to effect more than the number of shelf or demand registrations as provided for under this Section 2.

3.             PIGGYBACK REGISTRATIONS.

3.1.          Notice of Registration. Commencing after the date of the Company’s initial underwritten public offering, the Company shall notify all Holders of Registrable Securities in writing at least fourteen (14) days prior to the filing of any subsequent registration statement under the Securities Act for purposes of an offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but other than registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form F-4 or similar forms that may be promulgated in the future) and will afford each such Holder requesting to be included in such registration, in accordance with this Section 3.1, an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder.  Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fourteen (14) days after delivery of the above-described notice by the Company, so notify the Company in writing specifying the number of Registrable Shares requested to be included.  If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

3.2.          Underwritten Offering.

3.2.1.       If the registration statement under which the Company gives notice under this Section 3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities as part of its notice provided pursuant to Section 3.1.  In such event, the right of any such Holder to be included in a registration pursuant to this Section 3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into the underwriting agreement agreed upon between the Company and the underwriter or underwriters selected for such underwriting by the Company.  If any Holder disapproves of the terms of such underwriting agreement, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered no later than five (5) days after the date on which the material terms of such underwriting are agreed upon and made known to the Holder in writing, and in the event that such withdrawal notice was not timely provided, the Holder shall be required to execute the underwriting agreement in the form agreed between the Company and the underwriters.

3.2.2.       Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares (including Registrable Securities) to be underwritten, the number of shares that may be included in the underwriting shall be reduced to such amount determined by the underwriters, to be allocated, first, to the Company; second, if any, to the Holders pro-rata, based on the total number of Registrable Securities then held by the Holders requesting to be included in such registration; and third, if any, to any shareholder of the Company (other than a Holder) pro-rata, based on the total number of shares then held by such shareholder requesting to be included in such registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

3.3.          Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.  The registration expenses of such withdrawn registration shall be borne by the Company.

4.             OBLIGATIONS OF THE COMPANY.  Whenever required to effect the registration of any Registrable Securities, the Company shall, without limitation of any other provision herein, as expeditiously as reasonably possible:

4.1.          Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such registration statement to become effective, and keep such registration statement effective, (A) in the case of a Demand Registration Statement filed pursuant to Sections 2.1 or 2.2 or a piggyback registration effected pursuant to Section 3 (but subject to the Company’s withdrawal right with respect to a piggyback registration prior to the effectiveness thereof under Section 3.3), until the earlier of (i) 180 days following the date such registration was declared effective and (ii) the disposition of all Registrable Securities included in such registration statement, and (B) in the case of a Shelf Registration Statement filed pursuant to Section 2.3, until the earlier of (i) two years following the date on which such registration was declared effective and (ii) the disposition of all Registrable Securities included in such Shelf Registration Statement.  In the case of any registration statement filed pursuant to Section 2, such registration statement shall include a plan of distribution in customary form.

4.2.          Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

4.3.          Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement.

4.4.          Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

4.5.          Use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange or quotation system on which the Ordinary Shares of the Company are then listed or quoted.

4.6.          Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

4.7.          In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering, on terms to be agreed between the Company and such managing underwriter(s).

4.8.          Except as otherwise provided under Section 2, immediately notify each seller of Registrable Securities covered by such registration statement and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall prepare and furnish to each such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

4.9.          Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company addressed to the underwriters for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, addressed to the underwriters and to such seller, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering;

4.10.        In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, and before filing any such registration statement or any other document in connection therewith, give the participating Holders of Registrable Securities and their underwriters, if any, the opportunity to review any such registration statement, each prospectus included therein or filed with the SEC, each amendment thereof or supplement thereto and any related underwriting agreement, or other document to be filed.

4.11.        Otherwise use commercially reasonable efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the SEC, and make available to the Holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months after the effective date of such registration statement, which earnings statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158.

5.             EXPENSES OF REGISTRATION.  All Registration Expenses incurred in connection with any registration, qualification or compliance sought pursuant to Sections 2 or 3 herein shall be borne and paid by the Company, whether or not such registration is eventually completed, declared effective or withdrawn, while all other expenses (including underwriting discounts and commissions and transfer taxes, if any, attributable to securities sold by the Holders of Registrable Securities) shall be allocated among the Holders of Registrable Securities pro rata to the number of securities registered by each of them, except that any expenses incurred to or by separate advisors to individual, or groups of, Holders, including separate legal advisors (apart from the fees and expenses of one counsel to the Holders as a whole, which are included within the definition of “Registration Expenses” and shall be borne and paid by the Company), shall be borne and paid solely by the Holders retaining them. With respect to any expense described in this Section 5 which is required to be borne by a Holder, each Holder shall make payment within 30 days of receipt of payment instructions from the Company, accompanied by the relevant invoices or similar documentation. During the course of preparation of a registration for which expenses are to be borne by the Holders, a Holder who is a representative nominated by the Holders participating in the registration may request at reasonable intervals information from the Company with respect to the amount of expenses incurred until such time.

6.             AGREEMENT TO FURNISH INFORMATION; PRECONDITIONS TO PARTICIPATION IN CERTAIN UNDERWRITTEN REGISTRATIONS.

6.1.          Each Holder of Registrable Securities shall furnish to the Company such relevant information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

6.2.          If a registration pursuant to Section 2 is to be effected by means of an underwritten offering, the identity of the underwriter shall be determined by the Company, and in such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.

6.3.          No Holder of Registrable Securities may participate in any underwritten registration under Section 2 unless such Holder (i) agrees to enter into a written underwriting agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature, and (ii) provides any relevant information and completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

7.             INDEMNIFICATION.  In the event any Registrable Securities are included in a registration statement under Sections 2 or 3:

7.1.          To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its affiliates, the partners, officers, directors and shareholders of each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities to which they are finally determined to be subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, its affiliates, partners, officers, or directors and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, if it is judicially determined that there was such a Violation; provided however, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished for use in connection with such registration by such Holder, partner, officer, director or controlling person of such Holder.

7.2.          To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and each person, if any, who controls the Company within the meaning of the Securities Act and any other Holder selling securities under such registration statement or any of such other Holder’s affiliates, partners, directors officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or other such Holder or controlling person of such other Holder is finally determined to be subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with information furnished by such Holder for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the liability of each Holder under this Section 7.2 with respect to any individual registration of the sale of his, her or its Registrable Securities pursuant to Sections 2.1, 2.2, 2.3 or 3 shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the registration statement effecting such registration.

7.3.          Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall, to the extent materially prejudicial to its ability to defend such action, relieve such indemnifying party of its liability to the indemnified party under this Section 7.

7.4.          If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent.

7.5.          Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall prevail.

8.             LOCK-UP AGREEMENT.

8.1.          Each Holder hereby agrees that, if so requested by the representative of the underwriters in any underwritten offering of the Company, including any offering effected under Section 2 hereof (the “Managing Underwriter”), such Holder shall not, subject to certain customary exceptions, without the prior consent of the Managing Underwriter (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Registrable Securities or any securities of the Company (whether such shares or any such securities are then owned by the Holder, or are thereafter acquired) (including without limitation, securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Registrable Securities or such other securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Registrable Securities or such other securities of the Company, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any Registrable Securities or such other securities of the Company or any security convertible into or exercisable or exchangeable for securities of the Company, in each case, for a period of up to 180 days following the effective date of such registration statement, as may be specified by the Managing Underwriter (the “Market Standoff Period”).

8.2.          The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

8.3.          The foregoing provisions of this Section 8 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holder if all officers and directors of the Company enter into similar agreements.

8.4.          The underwriters in connection with a registration statement so filed are intended to be third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9.             ASSIGNMENT OF REGISTRATION RIGHTS; TRANSFER OF REGISTRABLE SECURITIES.  The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to (a) any one or more transferees or assignees that acquire in one transaction or series of related transactions at least 75% of the Original Registrable Securities held by the transferring or assigning Holder and/or (b) the shareholders, members, partners, beneficiaries or other equity holders of the transferring or assigning Holder; provided, however, that in any such case simultaneously with any such transfer, (i) the transferors shall furnish to the Company written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such registration rights are being assigned, and (ii) such transferee(s) shall agree in writing, on a form to be agreed upon with the Company, to be subject to all provisions and restrictions set forth in this Agreement.

10.           RULE 144 REPORTING.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company (at any time after it has become subject to such reporting requirements) agrees to:

10.1.        Make and keep available adequate current public information with respect to the Company, within the meaning Rule 144(c) under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public.

10.2.        Furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the informational requirements of Rule 144(c) under the Securities Act (or similar rule then in effect), and of the Exchange Act (at any time after it has become subject to such reporting requirements); and

10.3.        Comply with all other necessary filings and other requirements so as to enable the holders of Registrable Securities to sell Registrable Securities under Rule 144 under the Securities Act (or similar rule then in effect).

11.           MISCELLANEOUS.

11.1.        Entire Agreement.  This Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and supersede and replaces all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, relating thereto, and any such previous agreement or understanding shall terminate and be of no further force and effect.  By executing this Agreement each Holder acknowledges that, as of the Effective Date, there are no disputes, claims, controversies or demands, under any applicable law, made or ongoing on behalf of such Holder as a party adverse to the Company, arising from or in connection with such Holder’s ownership of the Company’s securities.  Each Holder furthermore hereby waives any and all potential claims and demands against the Company with respect to his, her or its ownership of the Company’s securities up to the present time.

11.2.        Amendment; Termination. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Holders who own a majority of the Registrable Securities then held by the Holders, and any such amendment shall be binding upon all Holders. The provisions of this Agreement hereby replace and supersede in their entirety any conflicting provision contained in any agreement or instrument to which any of the parties is a party with respect to the subject matter hereof, including but not limited to the Prior Agreements, and any such agreement or instrument is terminated and shall no longer have any force or effect.

11.3.        Governing Law; Venue.  This Agreement shall be governed by and construed under the laws of the State of Israel, without regard to the conflicts of law principles of such State, except with respect to matters that are subject to securities laws and regulations, which shall be governed by the respective laws and regulations. The parties hereto irrevocably submit to the exclusive jurisdiction of the Economic Court of the district of Tel Aviv-Jaffa in respect of any dispute or matter arising out of or connected with this Agreement.

11.4.        Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors, and administrators of the parties hereto.

11.5.        Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

11.6.        Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring.  It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder’s part of any breach, default or noncompliance under the Agreement or any waiver on such Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

11.7.        Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) two (2) days after deposit with an internationally recognized courier, specifying two day delivery, with written verification of receipt.  All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

11.8.        If to the Company: to the address set forth in the preamble to this Agreement.

11.9.        If to a Holder: to the address set forth in Schedule 1 attached hereto.

11.10.      Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart and that signatures may be provided by facsimile transmission or electronic mail.

11.11.      Questionnaire.  Each Holder agrees to furnish to the Company a completed Questionnaire in a customary form (a “Selling Holder Questionnaire”).  The Company shall not be required to include in a registration statement the Registrable Securities of a Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least five business days prior to the date a registration statement is filed pursuant hereto.

- Signature page follows -

IN WITNESS WHEREOF, the parties have duly signed this Registration Rights Agreement as of the Effective Date.

THE COMPANY:

OBJET LTD.

Name:
Title:

THE HOLDERS:

NAME OF HOLDER

Name:
Title:

Schedule 1

Schedule of Holders

HANNA BONEN

Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

HANAN GOTHAIHT
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

NO REST PROPERTIES
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

DEPOT HOLDINGS LLC
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

HANCOCK LLC

Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

GREENHILL HIGHWAYS LLC
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

TYRES TECH LLC
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

CORDAN INVESTMENTS LLC
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

SHANO HOLDINGS LLC
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

AIMS PARTNERS
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

GUR SHOMRON
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

MICHAEL JAGLOM
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

SAMSON CAPITAL
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

SONIC TECHNOLOGY HOLDINGS LLC
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

NALAN HOLDINGS LLC
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

MERTO HOLDINGS LLC
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

LEON RECANATI
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

MAHOGANY INVESTMENT CORPORATION
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

ZUCKERBERG INVESTMENT PARTNERS, L.P.
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

DAVID REIS
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

ILRON INVESTMENTS LIMITED
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]

AGM HOLDING B.V.
Address:	[ ]
Telephone No:	[ ]
Facsimile No.:	[ ]